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                                                                    EXHIBIT 99-a
                       KANSAS CITY POWER & LIGHT COMPANY

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS,            , 1996

    The undersigned hereby appoints A.D. Jennings, J.S. Latz and J.J. DeStefano, and each or any of them, proxies for the undersigned, with power of substitution, to vote the stock of the undersigned at the Special Meeting of
Shareholders  on            , 1996, and any adjournment or adjournments thereof,
on the following matters, and in their discretion upon such other matters as may properly come before the meeting.

    The shares represented by this Proxy will be voted as directed by the shareholder. If no direction is given when the duly signed Proxy is returned, such shares will be voted FOR each of the proposals.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
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PROXY AND VOTING INSTRUCTION CARD

The Board of Directors recommends a vote FOR each of the following proposals.

Please mark your votes as in this example.    /X/

1.  Approval of the issuance of up to a maximum of         shares of KCPL common
    stock, no par value, pursuant to the Merger Agreement with UtiliCorp United Inc.

     / /  FOR               / /  AGAINST              / /  ABSTAIN
2.  Approval of Newco Stock Incentive Plan.

     / /  FOR               / /  AGAINST              / /  ABSTAIN
3.  Approval of Newco Management Incentive Compensation Plan.

     / /  FOR               / /  AGAINST              / /  ABSTAIN

                                       Dated:
                                              ----------------------------,1996

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                                       SIGNATURE

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                                       SIGNATURE

                                       PLEASE SIGN  EXACTLY AS  NAME(S)  IS(ARE)
                                       PRINTED HEREIN. WHEN SIGNING AS ATTORNEY,
                                       ADMINISTRATOR,   EXECUTOR,   GUARDIAN  OR
                                       TRUSTEE, PLEASE ADD  YOUR TITLE AS  SUCH.
                                       IF  STOCK  IS  BEING  HELD  JOINTLY, EACH
                                       PARTY SHOULD SIGN. IF SIGNATURE IS FOR  A
                                       COMPANY,  PLEASE SIGN FULL CORPORATE NAME
                                       BY AUTHORIZED OFFICER.

                                       THIS PROXY IS SOLICITED ON BEHALF OF THE
                                       BOARD OF DIRECTORS.